SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2009

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                   001-33898                20-4652200
-----------------------------    ---------------------     -------------------
(State or Other Jurisdiction)    (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)


10 Meridian Street, East Boston, Massachusetts                    02128
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            ---------------------------------

     On January 27, 2009, Carl LaGreca was appointed to the boards of directors of Meridian Interstate Bancorp, Inc. (the "Company") and its wholly-subsidiary, East Boston Savings Bank (the "Bank"). There are no arrangements or understandings between Mr. LaGreca and any other person pursuant to which Mr. LaGreca became a director. Mr. LaGreca is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K. Mr. LaGreca has been appointed as a member of the Company's Audit Committee.

Item 9.01.  Financial Statements and Exhibits.

         None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        MERIDIAN INTERSTATE BANCORP, INC.



DATE: January 30, 2009              By: /s/ Leonard V. Siuda
                                        ----------------------------------------
                                        Leonard V. Siuda
                                        Treasurer and
                                        Chief Financial Officer